Exhibit 99.1
Intapp Announces First Quarter Fiscal Year 2026 Financial Results
•First quarter SaaS revenue of $97.5 million, up 27% year-over-year
•Cloud annual recurring revenue (“ARR”) of $401.4 million, up 30% year-over-year
•Trailing twelve months’ cloud net revenue retention rate as of September 30, 2025 was 121%
PALO ALTO, Calif., November 4, 2025 – Intapp, Inc. (NASDAQ: INTA), a leading global provider of AI-powered solutions for professionals at advisory, capital markets, and legal firms, announced financial results for its fiscal first quarter ended September 30, 2025. Intapp also provided its outlook for the second quarter and the full fiscal year 2026.
“We are pleased to start the fiscal year––our fifth as a public company––announcing further growth in our generative AI offerings,” said John Hall, CEO of Intapp. “New capabilities for Intapp Time use GenAI to help firms maximize revenue and automate compliant timekeeping. We are excited by the response thus far, with hundreds of clients engaging with us following its launch.”
First Quarter of Fiscal Year 2026 Financial Highlights
•SaaS revenue was $97.5 million, a 27% year-over-year increase compared to the first quarter of fiscal year 2025.
•Total revenue was $139.0 million, a 17% year-over-year increase compared to the first quarter of fiscal year 2025.
•Cloud ARR was $401.4 million as of September 30, 2025, a 30% year-over-year increase compared to Cloud ARR as of September 30, 2024. Cloud ARR represented 80% of total ARR as of September 30, 2025, compared to 74% as of September 30, 2024.
•Total ARR was $504.1 million as of September 30, 2025, a 21% year-over-year increase compared to total ARR as of September 30, 2024.
•GAAP operating loss was $(14.5) million, compared to a GAAP operating loss of $(7.3) million in the first quarter of fiscal year 2025.
•Non-GAAP operating income was $20.9 million, compared to a non-GAAP operating income of $15.1 million in the first quarter of fiscal year 2025.
•GAAP net loss was $(14.4) million, compared to a GAAP net loss of $(4.5) million in the first quarter of fiscal year 2025.
•Non-GAAP net income was $20.7 million, compared to a non-GAAP net income of $16.8 million in the first quarter of fiscal year 2025.
•GAAP net loss per share was $(0.18), compared to a GAAP net loss per share of $(0.06) in the first quarter of fiscal year 2025.
•Non-GAAP diluted net income per share was $0.24, compared to a non-GAAP diluted net income per share of $0.21 in the first quarter of fiscal year 2025.
•Cash and cash equivalents were $273.4 million as of September 30, 2025, compared to $313.1 million as of June 30, 2025.

•For the three months ended September 30, 2025, net cash provided by operating activities was $13.8 million, compared to net cash provided by operating activities of $24.4 million for the three months ended September 30, 2024.
•For the three months ended September 30, 2025, we repurchased 1.1 million shares of our common stock for an aggregate amount of $50.0 million.
Business Highlights
•As of September 30, 2025, we served 2,750 clients, 813 of which each had contracts greater than $100,000 of ARR.
•We upsold and cross-sold our existing clients such that our trailing twelve months’ cloud net revenue retention rate as of September 30, 2025 was 121%.
•We continued to add new clients and expand existing accounts including law firm Trilegal and private equity firm Infinedi Partners.
•We announced the availability of the Intapp Time Horizon release which delivers advanced generative AI capabilities that help firms maximize revenue and payment velocity.
•We continued to develop our partner ecosystem and announced new partnerships with Alphastream and Lexsoft.

Fiscal 2026 Outlook
	Second Quarter	Fiscal Year
(in millions, except per share data)
SaaS revenue	$100.0 - $101.0	$412.0 - $416.0
Total revenue	$137.6 - $138.6	$569.3 - $573.3
Non-GAAP operating income	$21.4 - $22.4	$97.7 - $101.7
Non-GAAP diluted net income per share	$0.25 - $0.27	$1.15 - $1.19
The guidance provided above constitutes forward-looking statements and actual results may differ materially. Refer to the “Forward-Looking Statements” safe harbor section below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.
The information presented in this press release includes non-GAAP financial measures such as “non-GAAP operating income,” “non-GAAP net income,” and “non-GAAP diluted net income per share.” Refer to “Non-GAAP Financial Measures and Other Metrics” for a discussion of these measures and the financial tables below for reconciliations of each non-GAAP financial measure to the most directly comparable GAAP financial measure.

The guidance regarding non-GAAP operating income excludes known pre-tax charges related to estimated stock-based compensation of $28.4 million for the second quarter of fiscal year 2026 and $106.1 million for fiscal year 2026 and amortization of intangible assets of $2.9 million for the second quarter of fiscal year 2026 and $10.6 million for fiscal year 2026. The guidance regarding non-GAAP diluted net income per share excludes known pre-tax charges related to estimated stock-based compensation of $0.34 per share for the second quarter of fiscal year 2026 and $1.25 per share for fiscal year 2026 and amortization of intangible assets of $0.03 per share for the second quarter of fiscal year 2026 and $0.12 per share for fiscal year 2026. The Company has not included a quantitative reconciliation of its guidance for non-GAAP operating income and non-GAAP diluted net income per share to their most directly comparable GAAP financial measures, other than stock-based compensation and amortization of intangible assets, because certain of these reconciling items, including expenses associated with acquisition-related contingent and deferred liabilities, transaction costs, restructuring and other costs, foreign currency impact from dissolution of subsidiary, asset impairments and income tax effect of non-GAAP adjustments, could be highly variable and cannot be reasonably predicted without unreasonable effort. This is due to the inherent difficulty of forecasting the timing of certain events that have not yet occurred and are out of the Company’s control and the amounts of associated reconciling items. Please note that the unavailable reconciling items could significantly impact the Company’s GAAP operating results.
Corporate Presentation
A supplemental financial presentation and other information will be accessible through Intapp’s investor relations website at https://investors.intapp.com/.
Webcast
Intapp will host a conference call for analysts and investors on Tuesday, November 4, 2025, beginning at 2:00 p.m. PT (5:00 p.m. ET). The call will be webcast live via the “Investors” section of the Intapp company website at https://investors.intapp.com/. A replay of the call will be available through the Intapp website for 90 days.
About Intapp
Intapp software helps professionals unlock their teams’ knowledge, relationships, and operational insights to increase value for their firms. Using the power of Applied AI, we make firm and market intelligence easy to find, understand, and use. With Intapp’s portfolio of vertical SaaS solutions, professionals can apply their collective expertise to make smarter decisions, manage risk, and increase competitive advantage. The world’s top firms — across accounting, consulting, investment banking, legal, private capital, and real assets — trust Intapp’s industry-specific platform and solutions to modernize and drive new growth.

Forward-Looking Statements
This press release contains express and implied “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our financial outlook for the second quarter and full fiscal year 2026, growth strategy, business plans and market position. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “project,” “would,” “should,” “could,” “can,” “predict,” “potential,” “target,” “explore,” “continue,” “expand,” “outlook” or the negative of these terms, and similar expressions intended to identify forward-looking statements. By their nature, these statements are subject to numerous uncertainties and risks, including factors beyond our control, that could cause actual results, performance, or achievement to differ materially and adversely from those anticipated or implied in the statements, including: our ability to continue our growth at or near historical rates; our future financial performance and ability to be profitable; the effect of global events on the U.S. and global economies, our business, our employees, our results of operations, our financial condition, demand for our products, sales and implementation cycles, and the health of our clients’ and partners’ businesses; our ability to prevent and respond to data breaches, unauthorized access to client data or other disruptions of our solutions; our ability to effectively manage U.S. and global market and economic conditions, including inflationary pressures, economic and market downturns and volatility in the financial services industry, particularly adverse to our targeted industries; the effect on our customers of the imposition of additional tariffs, duties, or taxes, changes to existing trade agreements, and other charges or barriers to trade and any resulting impact to global stock markets, foreign currency exchange rates, and existing inflationary pressures; the length and variability of our sales cycle; our ability to attract and retain clients; our ability to attract and retain talent; our ability to compete in highly competitive markets, including AI products; our ability to manage the implementation of AI into our products and services and to comply with U.S. and global laws and regulations regarding AI; our ability to manage additional complexity, burdens, and volatility in connection with our international sales and operations; the successful assimilation or integration of the businesses, technologies, services, products, personnel or operations of acquired companies; our ability to incur indebtedness in the future and the effect of conditions in credit markets; the sufficiency of our cash and cash equivalents to meet our liquidity needs; and our ability to maintain, protect, and enhance our intellectual property rights. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q, and any subsequent public filings. Moreover, we operate in a very competitive and rapidly changing environment, and new risks may emerge from time to time. It is not possible for us to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results or outcomes to differ materially from those contained in any forward-looking statements we may make. Forward-looking statements speak only as of the date the statements are made and are based on information available to us at the time those statements are made and/or management’s good faith belief as of that time with respect to future events. We assume no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, except as required by law.
Non-GAAP Financial Measures and Other Metrics
This press release contains the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, non-GAAP net income, and non-GAAP diluted net income per share. These non-GAAP measures exclude the impact of stock-based compensation, amortization of intangible assets, expenses associated with acquisition-related contingent and deferred liabilities, transaction costs, restructuring and other costs, foreign currency impact from dissolution of subsidiary, asset impairments and the income tax effect of non-GAAP adjustments. Stock-based compensation includes the net effects of capitalization and amortization of stock-based compensation related to capitalized internal-use software costs. See below for a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure.

Free cash flow is a non-GAAP financial measure, and a supplemental liquidity measure that management uses to evaluate our core operating business and our ability to meet our current and future financing and investing needs. It consists of net cash provided by operating activities less cash paid for purchases of property and equipment. See below for a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure.
Other metrics include total ARR, Cloud ARR and Cloud net revenue retention rate. Total ARR represents the annualized recurring value of all active SaaS and on-premise license contracts at the end of a reporting period. Cloud ARR is the portion of the annualized recurring value of our active SaaS contracts at the end of a reporting period. Contracts with a term other than one year are annualized by taking the committed contract value for the current period divided by number of days in that period, then multiplying by 365. Cloud net revenue retention rate is the portion of our net revenue retention rate, which represents the net revenue retention of our SaaS contracts. We calculate Cloud net revenue retention by starting with the Cloud ARR from the cohort of all clients as of the twelve months prior to the applicable fiscal period, or prior period Cloud ARR. We then calculate the Cloud ARR from these same clients as of the current fiscal period, or current period Cloud ARR. We then divide the current period Cloud ARR by the prior period Cloud ARR to calculate the Cloud net revenue retention.
We believe these non-GAAP financial measures and metrics provide useful information to investors as they are used by management to manage the business, make planning decisions, evaluate our performance, and allocate resources and provide useful information regarding certain financial and business trends relating to our financial condition and results of operations. These non-GAAP financial measures, which may be different than similarly-titled measures used by other companies, should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.
Guidance for non-GAAP financial measures excludes stock-based compensation expense, amortization of intangible assets, expenses associated with acquisition-related contingent and deferred liabilities, transaction costs, restructuring and other costs, foreign currency impact from dissolution of subsidiary, asset impairments and the income tax effect of non-GAAP adjustments. Non-GAAP diluted net income per share is calculated by dividing non-GAAP net income by the estimated diluted weighted average shares outstanding for the period.
Investor Contact
David Trone
Senior Vice President, Investor Relations
Intapp, Inc.
ir@intapp.com
Media Contact
Ali Robinson
Global Media Relations Director
Intapp, Inc.
press@intapp.com

INTAPP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands, except per share data and percentages)

	Three Months Ended September 30,
	2025	2024
Revenues:
SaaS	$97,524	$76,876
License	29,187	28,492
Professional services	12,316	13,437
Total revenues	139,027	118,805
Cost of revenues:
SaaS	17,860	15,318
License	1,568	1,752
Professional services	15,768	14,864
Total cost of revenues	35,196	31,934
Gross profit	103,831	86,871
Gross margin	74.7%	73.1%
Operating expenses:
Research and development	40,934	32,427
Sales and marketing	48,786	37,760
General and administrative	28,566	23,938
Total operating expenses	118,286	94,125
Operating loss	(14,455)	(7,254)
Interest and other income, net	1,059	3,422
Net loss before income taxes	(13,396)	(3,832)
Income tax expense	(957)	(688)
Net loss	$(14,353)	$(4,520)
Net loss per share, basic and diluted	$(0.18)	$(0.06)
Weighted-average shares used to compute net loss per share, basic and diluted	81,878	75,604

INTAPP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, in thousands)

	September 30, 2025	June 30, 2025
Assets
Current assets:
Cash and cash equivalents	$273,437	$313,109
Restricted cash	200	200
Accounts receivable, net	60,940	89,667
Unbilled receivables, net	17,591	19,462
Other receivables, net	4,986	5,866
Prepaid expenses	11,308	11,971
Deferred commissions, current	15,813	15,605
Total current assets	384,275	455,880
Property and equipment, net	23,956	23,157
Operating lease right-of-use assets	19,274	18,139
Goodwill	326,101	326,260
Intangible assets, net	37,830	40,699
Deferred commissions, noncurrent	20,044	20,761
Other assets	11,781	9,265
Total assets	$823,261	$894,161
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$19,824	$16,497
Accrued compensation	30,069	51,654
Accrued expenses	8,505	12,647
Deferred revenue, net	237,577	256,994
Other current liabilities	15,490	12,066
Total current liabilities	311,465	349,858
Deferred tax liabilities	1,558	1,716
Deferred revenue, noncurrent	1,644	2,002
Operating lease liabilities, noncurrent	16,115	16,114
Other liabilities	6,118	4,706
Total liabilities	336,900	374,396
Stockholders’ equity:
Common stock	82	82
Additional paid-in capital	1,056,052	1,025,712
Accumulated other comprehensive loss	—	(630)
Accumulated deficit	(569,773)	(505,399)
Total stockholders’ equity	486,361	519,765
Total liabilities and stockholders’ equity	$823,261	$894,161

INTAPP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited, in thousands)

	Three Months Ended September 30,
	2025	2024
Cash Flows from Operating Activities:
Net loss	$(14,353)	$(4,520)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	4,572	4,467
Amortization of operating lease right-of-use assets	1,430	1,280
Accounts receivable allowances	467	550
Stock-based compensation	27,287	19,989
Change in fair value of contingent consideration	500	(1,004)
Deferred income taxes	(159)	(48)
Foreign currency impact from dissolution of subsidiary	799	—
Asset impairments	1,351	—
Other	38	38
Changes in operating assets and liabilities:
Accounts receivable	28,564	30,207
Unbilled receivables, current	1,871	523
Prepaid expenses and other assets	701	(2,568)
Deferred commissions	509	1,667
Accounts payable and accrued liabilities	(21,869)	(8,060)
Deferred revenue, net	(19,775)	(17,275)
Operating lease liabilities	(1,321)	(1,331)
Other liabilities	3,183	531
Net cash provided by operating activities	13,795	24,446
Cash Flows from Investing Activities:
Purchases of property and equipment	(558)	(354)
Capitalized internal-use software costs	(2,294)	(1,534)
Business combinations, net of cash acquired	(9)	(897)
Purchase of strategic investments	(2,990)	—
Net cash used in financing activities	(5,851)	(2,785)
Cash Flows from Financing Activities:
Proceeds from stock option exercises	2,802	22,918
Payments of contingent consideration and holdback associated with acquisitions	—	(1,387)
Repurchases of common stock	(50,022)	—
Net cash (used in) provided by financing activities	(47,220)	21,531
Effect of foreign currency exchange rate changes on cash and cash equivalents	(396)	2,285
Net (decrease) increase in cash, cash equivalents and restricted cash	(39,672)	45,477
Cash, cash equivalents and restricted cash - beginning of period	313,309	208,570
Cash, cash equivalents and restricted cash - end of period	$273,637	$254,047

INTAPP, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Unaudited, in thousands, except per share data and percentages)
The following tables reconcile the specific items excluded from GAAP in the calculation of non-GAAP financial measures for the periods indicated below:
Non-GAAP Gross Profit

	Three Months Ended September 30,
	2025	2024
GAAP gross profit	$103,831	$86,871
Adjusted to exclude the following:
Stock-based compensation	2,388	2,232
Amortization of intangible assets	1,711	1,571
Restructuring and other costs	74	10
Non-GAAP gross profit	$108,004	$90,684
Non-GAAP gross margin	77.7%	76.3%
Non-GAAP Operating Expenses

	Three Months Ended September 30,
	2025	2024
GAAP research and development	$40,934	$32,427
Stock-based compensation	(7,987)	(4,624)
Expenses associated with acquisition-related contingent and deferred liabilities (1)	(1,075)	—
Restructuring and other costs	(365)	(48)
Non-GAAP research and development	$31,507	$27,755

GAAP sales and marketing	$48,786	$37,760
Stock-based compensation	(7,893)	(5,738)
Amortization of intangible assets	(1,100)	(1,268)
Expenses associated with acquisition-related contingent and deferred liabilities (1)	(1,075)	—
Restructuring and other costs	(46)	—
Non-GAAP sales and marketing	$38,672	$30,754

GAAP general and administrative	$28,566	$23,938
Stock-based compensation	(9,019)	(7,395)
Amortization of intangible assets	(57)	(163)
Expenses associated with acquisition-related contingent and deferred liabilities (1)	(505)	1,004
Transaction costs (2)	(569)	(134)
Restructuring and other costs	(123)	(172)
Asset impairments (3)	(1,351)	—
Non-GAAP general and administrative	$16,942	$17,078

Non-GAAP Operating Income

	Three Months Ended September 30,
	2025	2024
GAAP operating loss	$(14,455)	$(7,254)
Adjusted to exclude the following:
Stock-based compensation	27,287	19,989
Amortization of intangible assets	2,868	3,002
Expenses associated with acquisition-related contingent and deferred liabilities (1)	2,655	(1,004)
Transaction costs (2)	569	134
Restructuring and other costs	608	230
Asset impairments (3)	1,351	—
Non-GAAP operating income	$20,883	$15,097
Non-GAAP Net Income

	Three Months Ended September 30,
	2025	2024
GAAP net loss	$(14,353)	$(4,520)
Adjusted to exclude the following:
Stock-based compensation	27,287	19,989
Amortization of intangible assets	2,868	3,002
Expenses associated with acquisition-related contingent and deferred liabilities (1)	2,655	(1,004)
Transaction costs (2)	569	134
Restructuring and other costs	608	230
Foreign currency impact from dissolution of subsidiary	799	—
Asset impairments (3)	1,351	—
Income tax effect of non-GAAP adjustments	(1,124)	(1,024)
Non-GAAP net income	$20,660	$16,807

GAAP net loss per share, basic and diluted	$(0.18)	$(0.06)
Non-GAAP net income per share, diluted	$0.24	$0.21

Weighted-average shares used to compute GAAP net loss per share, basic and diluted	81,878	75,604
Weighted-average shares used to compute non-GAAP net income per share, diluted	84,438	81,538

Free Cash Flow

	Three Months Ended September 30,
	2025	2024
Net cash provided by operating activities	$13,795	$24,446
Adjusted for the following cash outlay:
Purchases of property and equipment	(558)	(354)
Free cash flow	$13,237	$24,092
(1)Consists of incremental costs, which may include, fair value adjustments on contingent liabilities and compensation expenses related to compensation arrangements entered into concurrent with the closing of an acquisition that will become payable, if at all, only upon the achievement of certain performance milestones.
(2)Consists of acquisition-related transaction costs and acquisition termination costs.
(3) Consists of impairment costs related to capitalized cloud computing implementation costs from our digital transformation initiative.